CONSENT OF INDEPENDENT REGISERED CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by referenc of our report dated June 29, 2019 in this Registration Statement on Form S-1.

/s/ Slole, Heyn & Company, LLP

March 11, 2019